UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2004



                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)



     West Virginia              0-16587                    55-0672148
     (State or Other           (Commission              (I.R.S. Employer
      Jurisdiction)             File Number)            Identification)




                              300 North Main Street
                              Moorefield, WV               26836
               (Address of principal executive offices) (Zip Code)





                                 (304) 530-7233
              (Registrant's telephone number, including area code)





                                 Not Applicable
      (Former name, address, and fiscal year, if changed since last report)

Item  5.  Other Event and Regulation FD Disclosure

On January 23, 2004, Summit Financial Group, Inc. ("Summit ") issued a News Release announcing Corinthian Mortgage Corporation's petition for temporary injunction against Summit Financial, LLC and Shenandoah Valley National Bank, subsidiaries of Summit Financial Group, Inc., was denied. A copy of the News Release is attached as Exhibit 99.1 to this Report.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1     News Release, dated January 23, 2004 incorporated herein by reference.
99.2     News Release, dated January 23, 2004 incorporated herein by reference.

Item  9.  Regulation FD Disclosure

On January 23, 2004, Summit Financial Group, Inc. ("Summit ") issued a News Release announcing its earnings for the fourth quarter and for the year 2003. A copy of the News Release is attached as Exhibit 99.2 to this Report.

Item 12.  Results of Operations and Financial Condition

On January 23, 2004, Summit issued a News Release announcing its earnings for the fourth quarter and for the year ended 2003. A copy of the News Release is attached as Exhibit 99.2 to this Report.

The information in this report and the accompanying exhibits are being furnished under Item 5, Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUMMIT FINANCIAL GROUP, INC.


Date:  January 23, 2004                By:  /s/ Robert S. Tissue
                                            -------------------------------
                                            Robert S. Tissue
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                              Description
----------                               ------------

99.1 News Release, dated January 23, 2004 incorporated herein by reference.

99.2 News Release, dated January 23, 2004 incorporated herein by reference